UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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FIDELITY NATIONAL INFORMATION SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 19, 2021. Meeting Information FIDELITY NATIONAL INFORMATION SERVICES, INC. Meeting Type: Annual Meeting For holders as of: March 25, 2021 Date: May 19, 2021 Time: 10:00 a.m. ET Location: Peninsular Auditorium 601 Riverside Avenue Jacksonville, FL 32204 Due to the pandemic caused by the coronavirus or COVID-19, if public health developments warrant, we may add procedures or limitations on meeting attendees FIDELITY NATIONAL INFORMATION SERVICES, INC. and/or may decide to hold the meeting by means of remote communication, as permitted by 601 RIVERSIDE AVENUE applicable law. If we determine to make any change, we will announce the changes as soon as practicable before our Annual Meeting and provide instructions on how shareholders JACKSONVILLE, FL 32204 can participate and inspect a list of shareholders of record in a press release available at https://www.investor.fisglobal.com and filed with the SEC as additional proxy material. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. P50595 See proxy the materials reverse and side voting of this instructions notice to obtain . D32868 -

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2021 to facilitate timely delivery. How To Vote SCAN TO VIEW MATERIALS & VOTE w Please Choose One of the Following Voting Methods Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. P50595 Vote In Person: At the meeting, you will need to request a ballot to vote these shares. D32869 -

Voting Items The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: 2. Advisory vote on Fidelity National Information Services, Inc. executive compensation. 1a. Ellen R. Alemany 3. To ratify the appointment of KPMG LLP as our independent registered public accounting rm for 2021. 1b. Jeffrey A. Goldstein NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1c. Lisa A. Hook 1d. Keith W. Hughes 1e. Gary L. Lauer 1f. Gary A. Norcross 1g. Louise M. Parent 1h. Brian T. Shea 1i. James B. Stallings, Jr. 1j. Jeffrey E. Stie er - P50595 D32870

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